EXHIBIT 99(a)

FOR IMMEDIATE RELEASE	Press Contact and Investor Contact:
John T. Grigsby, Jr.
720/889-2770

KAISER GROUP HOLDINGS ANNOUNCES

RELOCATION OF PRINCIPAL ADDRESS

FAIRFAX, VA July 17, 2003 - Kaiser Group Holdings, Inc. (OTCBB:  KGHI) announced that it has relocated its principal address from Fairfax, Virginia to Broomfield, Colorado effective as of June 1, 2003.  The contact information for the new principal address is as follows:

12303 Airport Way, Suite 125,

Broomfield, Colorado 80021-0007

Phone: (720) 889-2770

Facsimile:  (720) 889-2775

E-mail: office12303@aol.com